UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 24, 2015 (July 23, 2015)

Business Development Corporation of America

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 415-6500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2015, Business Development Corporation of America (the “Company”) and U.S. Bank National Association, as custodian, a national banking association organized and existing under the laws of the United States of America (the “Custodian”) entered into Amendment No. 1 (“Amendment No. 1”) to the Custody Agreement, dated as of August 13, 2012, between the Company and the Custodian (the “Custody Agreement”). Amendment No. 1 updates the fee schedule applicable to the Custody Agreement. The fee schedule goes into effect when Business Development Corporation of America II (“BDCA II”) meets its “minimum offering requirement” (as that term is used in BDCA II’s prospectus dated September 8, 2014 as filed with the U.S. Securities and Exchange Commission). Once BDCA II has met its minimum offering requirement, the Company will pay the Custodian a minimum annual fee of $25,000 and annual asset based fees as follows: 2.25 basis points on the first $300,000,000 of assets; 2.00 basis points on assets of between $300,000,000 and $600,000,000; and 0.75 basis points on the balance of the Company’s assets.

On July 24, 2014, the Company and the Custodian entered into Amendment No. 2 (“Amendment No. 2”) to the Custody Agreement. Amendment No. 2 adds provisions to the Custody Agreement regarding custody of foreign assets of the Company.

The information set forth above with respect to Amendment No. 1 and Amendment No. 2 does not purport to be complete in scope and is qualified in its entirety by the full text of Amendment No. 1 and Amendment No. 2, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1, dated as of July 23, 2015, to the Custody Agreement, dated as of August 13, 2012, between the Registrant and U.S. Bank National Association.

10.2	Amendment No. 2, dated as of July 24, 2015, to the Custody Agreement, dated as of August 13, 2012, between the Registrant and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: July 28, 2015	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer, President and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, dated as of July 23, 2015, to the Custody Agreement, dated as of August 13, 2012, between the Registrant and U.S. Bank National Association.

10.2	Amendment No. 2, dated as of July 24, 2015, to the Custody Agreement, dated as of August 13, 2012, between the Registrant and U.S. Bank National Association.